VALIC COMPANY II

Supplement to Prospectus dated January 1, 2003

In the section titled "Expense Summary," the information for International Growth II in the Annual Fund Operating Expenses chart is deleted in its entirety and replaced with the following, effective September 1, 2003:

International Growth II
Management Fees	.90%
Other Expenses	.98%
Total Fund Expenses	1.88%
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Expense Reimbursement	.88%
Net Expenses (1) (2)	1.00%
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In the same section titled "Expense Summary," footnotes 2 & 3 to the Annual Fund Operating Expenses chart are deleted in their entirety and replaced with the following:

(2) Through directed brokerage arrangements a portion of the Fund's expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be .98%, .98%, and .94%, for the International Growth II Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively. Had the expenses been taken into account for the Small Cap Growth Fund, the "net expenses" would have remained the same.

(3) The Lifestyle Funds invest in different series of VCI and VCII; and thus bear indirectly the expenses of those series. The total combined operating expenses, based on estimated total average weighted combined operating expenses, for the Aggressive Growth Lifestyle Fund is 1.03%; for the Conservative Growth Lifestyle Fund 0.95%; and for the Moderate Growth Lifestyle Fund 0.99%.

In the same section, the "Example" is information for International Growth II is deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
International Growth II	$102	$505	$934	$2,129

Dated: October 10, 2003

VL 10832-B VER 10/03